                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 14
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

          This Amendment No. 14 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective June 16, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add Invesco Balanced-Risk Commodity Fund as a new series portfolio;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 16, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  --------------------------
Invesco Alternative Opportunities Fund                     Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Balanced-Risk Allocation Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Balanced-Risk Commodity Fund                       Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco China Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Commodities Strategy Fund                          Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Developing Markets Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Emerging Market Local Currency Debt Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  --------------------------
Invesco Endeavor Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco FX Alpha Strategy Fund                             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Global Fund                                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Global Advantage Fund                              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Global Dividend Growth Securities Fund             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Global Health Care Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Investor Class Shares
                                                           Institutional Class Shares

Invesco Health Sciences Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco International Growth Equity Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  --------------------------
Invesco International Total Return Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Japan Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco LIBOR Alpha Fund                                   Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Pacific Growth Fund                                Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Small Companies Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Global Bond Fund                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Van Kampen Global Equity Allocation Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Global Franchise Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  --------------------------
Invesco Van Kampen Global Tactical Asset Allocation Fund   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen International Advantage Fund            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen International Growth Fund               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares"